Income Taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2013	Dec. 31, 2012
Income Taxes
Income Taxes

13. Income Taxes

We account for income taxes under ASC Topic 740, Income Taxes (“ASC 740”), which requires an asset and liability approach for measuring deferred taxes based on temporary differences between the financial statement and tax bases of assets and liabilities existing at each balance sheet date using enacted tax rates for years in which taxes are expected to be paid or recovered.

In accordance with ASC 740, we evaluate our net deferred tax assets, including the benefit from net operating losses and certain tax credit carryforwards, to determine if a valuation allowance is required.  We are required to establish a valuation allowance for any portion of the deferred tax asset we conclude is “more likely than not” to be unrealizable.  Our assessment considers, among other things the nature, frequency and severity of our cumulative losses, forecasts of our future taxable income, the duration of statutory carryforward periods, our utilization experience with operating loss and tax credit carryforwards and tax planning alternatives.

During the three and nine months ended September 30, 2013 and 2012, we utilized net operating loss carryforwards to offset our current period income tax expense from continuing operations.  Accordingly, our income tax provisions for the three and nine months ended September 30, 2013 were nominal.  The income tax benefit for the nine months ended September 30, 2013 was primarily due to a state income tax refund from a prior year.

During 2008 and 2009, we recorded reserves related to unrecognized income tax benefits and a related income tax receivable for positions taken on the Company’s federal income tax returns.  We had substantial authority for the tax positions claimed on the tax returns and the related net operating loss carrybacks but we did not believe that those positions rose to the “more likely than not” threshold for financial statement recognition.  During 2012, we successfully completed an audit by the Internal Revenue Service pertaining to the 2003 to 2008 tax years and, as a result thereof, we recognized a related tax benefit of $50.5 million associated with the underlying tax positions during the three and nine months ended September 30, 2012.  Additionally, the income tax benefit from continuing operations during the three and nine months ended September 30, 2012 was offset by income tax expense of $0.8 million and $1.8 million, respectively, related to our discontinued operations.

In conjunction with our Reorganization, we underwent an ownership change as of December 31, 2008 and again upon emergence from bankruptcy on September 3, 2009.   Internal Revenue Code Section 382 (“Section 382”) imposes an annual limitation on our use of net operating losses and certain tax credit carryforwards existing at the effective date of the Reorganization.  Section 382 also limits the recognition of built-in losses in existence as of the date of an ownership change to the extent that a company is in an overall net unrealized built-in-loss position as of that date.  Under Section 382, we were subject to an annual limitation of approximately $85,000 as of December 31, 2008 and a $10.5 million annual limitation as of September 3, 2009, and we are also in a net unrealized built-in loss position as of both of those ownership change dates.   As such, any built-in losses recognized in the five-year period following those ownership change dates are significantly limited.

14. Income Taxes

        Generally, the discharge of a debt obligation by a debtor for an amount less than the adjusted issue price creates cancellation of indebtedness (COD) income, which must be included in the debtor's income. However, COD income is not recognized by a taxpayer that is a debtor in a reorganization case if the discharge is granted by the court or pursuant to a plan of reorganization approved by the United States Bankruptcy Court for the District of Delaware. The Reorganization enabled the Debtors to qualify for this bankruptcy exclusion rule. Therefore, the COD income, triggered by the Plan, will not be included in the taxable income of the Debtors.

        However, certain income tax attributes, otherwise available and of value to the debtor, are reduced by the amount of the COD income. The prescribed order of attribute reduction is defined by Section 108 of the Internal Revenue Code. In brief, it provides the order of reduction as follows: (a) net operating losses (NOLs) for the year of discharge and NOL carryforwards; (b) most credit carryforwards, including the general business credit and the minimum tax credit; (c) net capital losses for the year of discharge and capital loss carryforwards; and (d) the tax basis of the debtor's assets.

        Section 382 of the Internal Revenue Code imposes an annual limitation on the use of net operating losses and certain tax credit carryforwards existing at the effective date of the Reorganization. There is also a limitation on the recognition of built-in losses in existence as of the date of the ownership change to the extent that a company is in an overall net unrealized built-in loss position as of that date. Generally, the annual limitation is equal to the value of the stock immediately before the ownership change, multiplied by the long-term tax-exempt rate (i.e., the highest of the adjusted Federal long-term rates in effect for any month in the three-calendar-month period ending with the calendar month in which the change date occurs). Companies subject to multiple limitations are limited by the lower limitation in effect for the period in question. We underwent an ownership change as of December 31, 2008, and again upon emergence from bankruptcy on September 3, 2009. We were subject to approximately an $85,000 annual limitation as of December 31, 2008, and $10.5 million annual limitation as of September 3, 2009. We were also in a net unrealized built-in loss position as of both of those ownership change dates. As such, any built-in losses recognized in the five-year period following these ownership change dates are significantly limited.

        The provision for (benefit from) income taxes consists of the following:

	Year Ended December 31,
	2012	2011
	(In Thousands)
Current:
Federal	$(52,056)	$(37)
State	9	515

	(52,047)	478

Deferred:
Federal	(139)	(3,979)
State	(47)	(2,639)

	(186)	(6,618)

Income tax benefit from continuing operations	(52,233)	(6,140)

Income tax expense from discontinued operations	77	935
Income tax expense from sale of discontinued operations	1,677	324

Total income tax benefit	$(50,479)	$(4,881)

        Income taxes receivable consists of the following:

	Year Ended December 31,
	2012	2011
	(In Thousands)
Current:
Federal	$(16,831)	$(16,132)

        The benefit from income taxes differs from the amount that would be computed by applying the statutory federal income tax rate of 35% to income (loss) before income taxes as a result of the following:

	Year Ended December 31,
	2012	2011
	(In Thousands)
Tax benefit computed at federal statutory rate	$(1,447)	$(19,339)
State income tax benefit, net of federal benefit	(94)	(1,402)
Unrecognized tax benefit	(50,498)	891
Valuation allowance	(15,755)	15,569
Federal tax refund	—	2,222
Deferred tax adjustments	12,629	(3,226)
Change in deferred tax rate	668	(2,212)
Permanent differences	354	1,686
Other	1,910	(329)

Income tax benefit from continuing operations	$(52,233)	$(6,140)

Effective tax rate	1,213.3%	11.3%

        Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of the assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The tax effects of significant temporary differences that give rise to the net deferred tax asset are as follows:

	December 31,
	2012	2011
	(In Thousands)
Deferred tax assets
Net operating losses	$114,443	$85,807
Real estate inventories	77,827	98,439
Acquisition intangibles	10,513	20,728
Investment in unconsolidated joint ventures	3,384	19,248
Property and equipment, net	2,941	2,301
Warranties and other accruals	1,363	652
Other prepaids and accruals	1,295	1,050
Other	7	2,051

Total deferred tax assets	211,773	230,276
Valuation allowance	(204,035)	(220,141)

Total deferred tax assets, net of valuation allowance	7,738	10,135

Deferred tax liabilities
Deferred income	(3,193)	(5,036)
Acquisition intangibles	(2,605)	(2,589)
Investment in unconsolidated joint ventures	(1,071)	(976)
Property and equipment, net	(869)	(1,534)

Total deferred tax liabilities	(7,738)	(10,135)

Net deferred tax asset	$—	$—

        In accordance with ASC 740, we evaluate our deferred tax assets annually to determine if valuation allowances are required. This topic requires that companies assess whether valuation allowances should be established based on the consideration of all available evidence using a "more-likely-than-not" standard. Upon emergence from bankruptcy, we adopted fresh-start accounting. However, our predecessor company was subject to multiple limitations, pursuant to Section 382 of the Internal Revenue Code, that affect us as successor. As a result of these multiple Section 382 limitations, we are significantly limited in the use of deferred tax assets over the next five years. As such, we have deferred tax liabilities that may be recognized over the next five years that cannot be offset by deferred tax assets. Finally, we believe it is not "more-likely-than-not" that a significant portion of the deferred tax assets will be realized in the future. Therefore, we have recorded a valuation allowance for the period ended December 31, 2012 and 2011, of $204.0 million and $220.1 million, respectively. The Company has available at December 31, 2012, a net federal and state operating tax loss carryforward of approximately $114.4 million. These net operating tax loss carryforwards will expire in 2030.

        While the Company is significantly limited in the use of certain of its deferred tax assets, this does not relate to all of the Company's deferred tax assets. Specifically, the Company has generated net operating losses and other deferred tax assets since its emergence from bankruptcy that are not limited in usage. These aggregate deferred tax assets are greater than the Company's deferred tax liabilities, which based on their expected reversal pattern, will reverse within the same period and jurisdiction and are of the same character as the net deferred tax assets as of December 31, 2012.

        ASC 740 defines the methodology for recognizing the benefits of tax return positions as well as guidance regarding the measurement of the resulting tax benefits. This topic requires an enterprise to recognize the financial statement effects of a tax position when it is more likely than not (defined as a likelihood or more than 50%), based on the technical merits, that the position will be sustained upon examination. In addition, this topic provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. The evaluation of whether a tax position meets the "more-likely-than-not" recognition threshold requires a substantial degree of judgment by management based on the individual facts and circumstances. Actual results could differ from these estimates.

        A reconciliation of the beginning and ending amount of gross unrecognized tax benefits is as follows:

Year Ended December 31, 2012
(In Thousands)
Balance, beginning of the year	$45,451
Changes for tax positions in prior years	(45,451)

Balance, end of the year	$—

        In 2008 and 2009 the Company recorded a reserve related to unrecognized tax benefits and a related income tax receivable for positions taken on the Company's U.S. federal tax returns. The Company had substantial authority for the tax positions claimed on the tax returns and related net operating loss carry backs, but did not believe that those positions rose to the more likely than not threshold for financial statement recognition.

        In 2012, the Company recognized the related tax benefit of $50.5 million associated with the underlying tax positions, as a result of the settlement with the Internal Revenue Service (IRS) for the years 2003 through 2008.

        We classify estimated interest and penalties related to unrecognized tax benefits in our provision for income taxes.